UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06325

BNY Mellon Midcap Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Midcap Index Fund, Inc.

ANNUAL REPORT October 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, BNY Mellon Midcap Index Fund, Inc.’s (the “fund”) Investor shares produced a total return of −11.97%, and its Class I shares returned −11.76%.1 In comparison, the S&P MidCap 400® Index (the “Index”), the fund’s benchmark, produced a total return of −11.54% for the same period.2,3

Equities declined during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 400 stocks in the Index, in proportion to their weighting in the Index.

Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least 0.95, before fees and expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 400 common stocks of medium-sized companies. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $3.7 billion and $14.6 billion, to the extent consistent with market conditions.

Increasing Inflation and Slowing Economic Growth Pressure Equities

U.S. equities started the reporting period on a mixed note. Concerns regarding the new COVID-19 Omicron variant came to the fore in November 2021. Markets recovered in December on continued economic growth and strong corporate earnings reports, despite increasingly hawkish rhetoric from the U.S. Federal Reserve (the “Fed”) regarding the tapering of the Fed’s asset-purchase program in the face of rising inflation. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine, two major suppliers of energy, agricultural products and other natural resources. As a result, equity markets weakened in January, then plunged in early February as Russia invaded its neighbor, while commodity prices rose, led by soaring energy prices.

Rapidly rising inflation marked the second half of the period. The Fed attempted to dampen the trend by raising rates five times between March and September, from a range of 0.00 – 0.25% at the beginning of the period to 3.00% – 3.25% as of October 31, 2022—its most aggressive series of rate increases in decades, with further increases projected by the end of the year. Rising rates heightened concerns that economic growth could be undermined by anti-inflationary moves. The resulting risk-off sentiment broadly undermined equity markets, with defensive, value-oriented stocks strongly outperforming more cyclical, growth-oriented shares.

Communication Services Lead the Equity Market Lower

Communication services stocks led the Index lower as the sector was viewed as both cyclical and interest-rate sensitive, with companies subject to supply-chain disruptions and discretionary spending constraints. Consumer discretionary shares suffered due to rising input prices and seemingly intractable supply-chain bottlenecks. Information technology underperformed as investors turned away from growth-oriented stocks in favor of more defensive issues.

On the positive side, shares in energy companies soared as oil and gas prices climbed. Consumer staples produced modest gains as a value-oriented sector that typically tends to outperform during times of increasing economic stress and uncertainty. Utility stocks also generated modest gains due to their value-oriented investment proposition and the ability of power generators to insulate profits from rising input expenses by hedging energy costs.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations. These derivatives helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation, tightening Fed policy and geopolitical uncertainties related to the war in Ukraine are likely to continue posing challenges for equity investors for the foreseeable future. With inflation in the United States currently running well above the Fed’s 2% target rate, the question remains open as to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

how soon the Fed can bring inflation under control and to what extent its actions will slow economic growth. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2022

1 Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P MidCap 400® Index provides investors with a benchmark for midsized companies. The Index measures the performance of midsized companies, reflecting the distinctive risk and return characteristics of this market segment. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The prices of mid-cap company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P MidCap 400® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Midcap Index Fund, Inc. on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index provides investors with a benchmark for mid-sized companies. The Index measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2022
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/19/1991	-11.97%	6.95%	10.72%
Class I	8/31/2016	-11.76%	7.22%†	10.88%†
S&P MidCap 400® Index		-11.54%	7.47%	11.23%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Midcap Index Fund, Inc. from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$2.64	$1.40
Ending value (after expenses)	$979.00	$980.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Investor Shares	Class I
Expenses paid per $1,000†	$2.70	$1.43
Ending value (after expenses)	$1,022.53	$1,023.79
†

Expenses are equal to the fund’s annualized expense ratio of .53% for Investor Shares and .28% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Shares		Value ($)
Common Stocks - 98.8%
Automobiles & Components - 1.9%
Adient PLC	76,774	[a,b]	2,685,555
Dana Inc.	103,261		1,648,046
Fox Factory Holding Corp.	34,846	[b]	3,061,221
Gentex Corp.	190,870		5,056,146
Harley-Davidson Inc.	107,970		4,642,710
Lear Corp.	48,197		6,685,406
The Goodyear Tire & Rubber Company	229,008	[b]	2,908,402
Thor Industries Inc.	44,051	[a]	3,588,835
Visteon Corp.	22,828	[b]	2,978,369
			33,254,690
Banks - 8.2%
Associated Banc-Corp	122,012		2,970,992
Bank of Hawaii Corp.	32,417		2,462,071
Bank OZK	90,276		3,880,062
Cadence Bank	148,116		4,095,407
Cathay General Bancorp	59,821		2,727,838
Commerce Bancshares Inc.	88,558		6,273,449
Cullen/Frost Bankers Inc.	52,057		8,071,438
East West Bancorp Inc.	114,392		8,187,035
Essent Group Ltd.	87,167		3,450,070
F.N.B. Corp.	284,714		4,114,117
First Financial Bankshares Inc.	105,297		4,052,882
First Horizon Corp.	435,600		10,676,556
Fulton Financial Corp.	135,854		2,476,618
Glacier Bancorp Inc.	89,915		5,150,331
Hancock Whitney Corp.	69,581		3,887,490
Home BancShares Inc.	154,812		3,946,158
International Bancshares Corp.	43,742		2,169,603
MGIC Investment Corp.	246,321		3,362,282
New York Community Bancorp Inc.	378,402		3,522,923
Old National Bancorp	237,760		4,650,586
PacWest Bancorp	96,797		2,406,373
Pinnacle Financial Partners Inc.	62,032		5,148,036
Prosperity Bancshares Inc.	74,043		5,299,258
Synovus Financial Corp.	118,006		4,702,539
Texas Capital Bancshares Inc.	40,882	[b]	2,452,920
UMB Financial Corp.	35,292		2,937,000
Umpqua Holdings Corp.	176,194		3,502,737
United Bankshares Inc.	109,248		4,626,653
Valley National Bancorp	341,146		4,049,403
Washington Federal Inc.	52,845		2,045,102

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Banks - 8.2% (continued)
Webster Financial Corp.	142,735		7,744,801
Wintrust Financial Corp.	49,303		4,615,747
			139,658,477
Capital Goods - 13.3%
Acuity Brands Inc.	26,555		4,874,701
AECOM	113,363		8,533,967
AGCO Corp.	50,261		6,240,908
Axon Enterprise Inc.	54,814	[b]	7,972,148
Builders FirstSource Inc.	126,696	[b]	7,812,075
Carlisle Cos.	41,988		10,026,734
Chart Industries Inc.	29,113	[a,b]	6,488,705
Crane Holdings Co.	38,708		3,883,961
Curtiss-Wright Corp.	31,168		5,230,925
Donaldson Co.	100,300		5,762,235
Dycom Industries Inc.	23,989	[b]	2,835,020
EMCOR Group Inc.	40,059		5,652,325
EnerSys	32,658		2,164,899
Esab Corp.	37,544		1,400,391
Flowserve Corp.	105,111		3,014,583
Fluor Corp.	115,338	[b]	3,490,128
GATX Corp.	29,189	[a]	3,056,380
Graco Inc.	137,282		9,552,082
Hexcel Corp.	68,271		3,802,695
Hubbell Inc.	43,574		10,347,954
ITT Inc.	67,133		5,128,290
Kennametal Inc.	65,999		1,762,833
Lennox International Inc.	26,173		6,113,228
Lincoln Electric Holdings Inc.	47,016		6,676,272
MasTec Inc.	47,484	[a,b]	3,660,067
MDU Resources Group Inc.	165,073		4,701,279
Mercury Systems Inc.	47,872	[b]	2,317,005
MSC Industrial Direct Co., Cl. A	38,422		3,188,258
nVent Electric PLC	135,149		4,932,938
Oshkosh Corp.	53,067		4,669,896
Owens Corning	78,123		6,688,110
Regal Rexnord Corp.	53,964		6,828,605
Simpson Manufacturing Co.	34,811		2,975,644
SunPower Corp.	70,232	[b]	1,298,590
Sunrun Inc.	172,178	[b]	3,875,727
Terex Corp.	55,038		2,231,241
The Middleby Corp.	43,741	[b]	6,117,616
The Timken Company	54,177		3,862,278
The Toro Company	84,887		8,949,636

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Capital Goods - 13.3% (continued)
Trex Co.	89,507	[b]	4,304,392
Univar Solutions Inc.	135,397	[b]	3,449,916
Valmont Industries Inc.	17,332		5,532,721
Vicor Corp.	18,450	[b]	881,357
Watsco Inc.	26,956		7,303,998
Watts Water Technologies Inc., Cl. A	22,162		3,243,630
Woodward Inc.	48,839		4,478,536
			227,314,879
Commercial & Professional Services - 3.3%
ASGN Inc.	40,750	[b]	3,454,785
CACI International Inc., Cl. A	19,009	[b]	5,779,306
Clean Harbors Inc.	40,844	[b]	5,001,756
FTI Consulting Inc.	28,038	[b]	4,363,554
IAA Inc.	108,571	[b]	4,118,098
Insperity Inc.	28,821		3,401,454
KBR Inc.	112,871		5,617,590
ManpowerGroup Inc.	42,002		3,290,437
MSA Safety Inc.	29,855		4,007,735
Science Applications International Corp.	45,202		4,897,185
Stericycle Inc.	74,828	[b]	3,335,832
Tetra Tech Inc.	43,282		6,114,881
The Brink's Company	38,057		2,269,339
			55,651,952
Consumer Durables & Apparel - 4.2%
Brunswick Corp.	60,370		4,266,348
Capri Holdings Ltd.	112,050	[b]	5,118,444
Carter's Inc.	31,655	[a]	2,148,425
Columbia Sportswear Co.	28,593		2,130,179
Crocs Inc.	50,045	[b]	3,540,684
Deckers Outdoor Corp.	21,537	[b]	7,536,442
Hanesbrands Inc.	279,026	[a]	1,902,957
Helen of Troy Ltd.	19,191	[b]	1,815,852
KB Home	67,749		1,952,526
Leggett & Platt Inc.	107,655		3,633,356
Mattel Inc.	286,758	[b]	5,436,932
Polaris Inc.	45,445	[a]	4,617,212
PVH Corp.	55,161		2,830,863
Skechers USA Inc., CI. A	108,994	[b]	3,752,663
Taylor Morrison Home Corp.	92,264	[b]	2,430,234
Tempur Sealy International Inc.	139,617		3,754,301
Toll Brothers Inc.	86,801		3,739,387
TopBuild Corp.	26,284	[b]	4,471,960
Topgolf Callaway Brands Corp.	110,947	[b]	2,076,928

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Consumer Durables & Apparel - 4.2% (continued)
Under Armour Inc., Cl. A	148,552	[b]	1,106,712
Under Armour Inc., Cl. C	164,391	[b]	1,078,405
YETI Holdings Inc.	69,954	[b]	2,244,124
			71,584,934
Consumer Services - 4.0%
Boyd Gaming Corp.	65,915		3,807,250
Choice Hotels International Inc.	23,426		3,041,632
Churchill Downs Inc.	26,930		5,599,016
Cracker Barrel Old Country Store Inc.	18,499	[a]	2,112,956
Graham Holdings Co., Cl. B	3,215		2,005,742
Grand Canyon Education Inc.	25,669	[b]	2,583,071
H&R Block Inc.	129,552		5,331,065
Light & Wonder Inc.	76,574	[b]	4,298,864
Marriott Vacations Worldwide Corp.	31,891		4,712,214
Papa John's International Inc.	25,863		1,878,430
Penn Entertainment Inc.	128,716	[a,b]	4,260,500
Service Corp. International	127,995		7,757,777
Texas Roadhouse Inc.	54,269		5,369,918
The Wendy's Company	138,197		2,871,734
Travel + Leisure Co.	68,046		2,584,387
Wingstop Inc.	24,246	[a]	3,840,324
Wyndham Hotels & Resorts Inc.	73,323		5,567,415
			67,622,295
Diversified Financials - 3.2%
Affiliated Managers Group Inc.	31,030		3,852,685
Annaly Capital Management Inc.	349,932	[c]	6,491,239
Bread Financial Holdings Inc.	41,224		1,488,599
Evercore Inc., Cl. A	28,980		3,045,798
Federated Hermes Inc.	68,737		2,388,611
FirstCash Holdings Inc.	30,920		3,044,074
Interactive Brokers Group Inc., Cl. A	83,485		6,691,323
Janus Henderson Group PLC	109,682		2,497,459
Jefferies Financial Group Inc.	150,957		5,194,430
Navient Corp.	88,635		1,341,934
SEI Investments Co.	83,589		4,538,883
SLM Corp.	203,340		3,373,411
Stifel Financial Corp.	86,164		5,330,967
Voya Financial Inc.	79,487		5,433,731
			54,713,144
Energy - 4.1%
Antero Midstream Corp.	269,463		2,869,781
Antero Resources Corp.	228,616	[b]	8,381,063
ChampionX Corp.	164,733		4,714,658

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Energy - 4.1% (continued)
CNX Resources Corp.	153,790	[b]	2,585,210
DT Midstream Inc.	78,525		4,687,942
Equitrans Midstream Corp.	351,315		2,958,072
HF Sinclair Corp.	117,937		7,214,206
Matador Resources Co.	91,090		6,052,930
Murphy Oil Corp.	118,619		5,754,208
NOV Inc.	318,862		7,142,509
PDC Energy Inc.	78,178		5,639,761
Range Resources Corp.	201,143		5,728,553
Southwestern Energy Co.	904,553	[b]	6,268,552
			69,997,445
Food & Staples Retailing - 1.6%
BJ's Wholesale Club Holdings Inc.	109,736	[b]	8,493,566
Casey's General Stores Inc.	30,238		7,036,685
Grocery Outlet Holding Corp.	72,574	[b]	2,508,883
Performance Food Group Co.	125,825	[b]	6,547,933
Sprouts Farmers Market Inc.	86,787	[b]	2,560,217
			27,147,284
Food, Beverage & Tobacco - 2.0%
Celsius Holdings Inc.	32,543	[b]	2,964,016
Coca-Cola Consolidated Inc.	3,751		1,826,775
Darling Ingredients Inc.	130,184	[b]	10,216,840
Flowers Foods Inc.	156,636		4,497,020
Ingredion Inc.	53,187		4,740,025
Lancaster Colony Corp.	16,086		2,899,984
Pilgrim's Pride Corp.	36,751	[a,b]	847,111
Post Holdings Inc.	44,070	[b]	3,984,809
The Boston Beer Company, Cl. A	7,673	[b]	2,864,254
			34,840,834
Health Care Equipment & Services - 6.2%
Acadia Healthcare Co.	73,741	[b]	5,995,143
Amedisys Inc.	26,059	[b]	2,543,098
Chemed Corp.	12,099		5,648,660
Encompass Health Corp.	80,996		4,409,422
Enovis Corp.	38,068	[b]	1,882,463
Envista Holdings Corp.	132,635	[b]	4,378,281
Globus Medical Inc., Cl. A	62,536	[b]	4,189,912
Haemonetics Corp.	41,657	[b]	3,538,762
HealthEquity Inc.	68,487	[b]	5,335,822
ICU Medical Inc.	16,596	[a,b]	2,463,012
Inari Medical Inc.	39,006	[b]	3,000,732
Integra LifeSciences Holdings Corp.	58,973	[b]	2,963,393
Lantheus Holdings Inc.	55,802	[b]	4,128,790

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Health Care Equipment & Services - 6.2% (continued)
LHC Group Inc.	25,176	[b]	4,206,910
LivaNova PLC	42,849	[b]	2,018,188
Masimo Corp.	39,231	[b]	5,162,800
Neogen Corp.	172,489	[b]	2,276,855
NuVasive Inc.	42,781	[b]	1,887,926
Omnicell Inc.	36,685	[b]	2,836,484
Option Care Health Inc.	125,484	[b]	3,797,146
Patterson Companies Inc.	69,776		1,812,083
Penumbra Inc.	30,756	[b]	5,273,731
Progyny Inc.	60,546	[b]	2,692,481
QuidelOrtho Corp.	44,023	[b]	3,954,146
R1 RCM Inc.	110,791	[b]	1,956,569
Shockwave Medical Inc.	29,164	[b]	8,549,427
STAAR Surgical Co.	38,995	[b]	2,763,576
Tandem Diabetes Care Inc.	51,972	[b]	2,918,228
Tenet Healthcare Corp.	87,580	[b]	3,885,049
			106,469,089
Household & Personal Products - .5%
BellRing Brands Inc.	109,948	[b]	2,662,941
Coty Inc., Cl. A	296,453	[b]	1,989,200
Energizer Holdings Inc.	53,793	[a]	1,554,080
Nu Skin Enterprises Inc., Cl. A	40,897		1,561,856
			7,768,077
Insurance - 4.1%
American Financial Group Inc.	56,688		8,225,996
Brighthouse Financial Inc.	58,298	[b]	3,327,067
CNO Financial Group Inc.	91,107		2,009,820
First American Financial Corp.	84,555		4,261,572
Kemper Corp.	51,833	[a]	2,470,879
Kinsale Capital Group Inc.	17,477		5,508,226
Old Republic International Corp.	233,229		5,413,245
Primerica Inc.	30,403		4,399,314
Reinsurance Group of America Inc.	54,394		8,005,165
RenaissanceRe Holdings Ltd.	35,478		5,487,737
RLI Corp.	32,778		4,263,434
Selective Insurance Group Inc.	48,974		4,803,370
The Hanover Insurance Group Inc.	28,926		4,237,370
Unum Group	152,611		6,957,535
			69,370,730
Materials - 6.9%
Alcoa Corp.	146,056		5,700,566
AptarGroup Inc.	53,038		5,258,718
Ashland Inc.	40,432		4,242,125

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Materials - 6.9% (continued)
Avient Corp.	69,390		2,393,261
Cabot Corp.	46,434		3,411,970
Cleveland-Cliffs Inc.	419,923	[b]	5,454,800
Commercial Metals Co.	97,809		4,450,309
Eagle Materials Inc.	30,591		3,741,585
Greif Inc., Cl. A	22,224		1,471,451
Ingevity Corp.	29,461	[b]	1,981,841
Louisiana-Pacific Corp.	59,967		3,397,131
MP Materials Corp.	74,937	[b]	2,251,107
NewMarket Corp.	5,668		1,724,999
Olin Corp.	109,576		5,802,049
Reliance Steel & Aluminum Co.	48,944		9,861,237
Royal Gold Inc.	53,283		5,059,754
RPM International Inc.	104,725		9,903,843
Sensient Technologies Corp.	33,805		2,415,705
Silgan Holdings Inc.	67,688		3,205,704
Sonoco Products Co.	79,152		4,913,756
Steel Dynamics Inc.	140,825		13,244,591
The Chemours Company	125,935		3,605,519
The Scotts Miracle-Gro Company	32,154		1,476,190
United States Steel Corp.	192,572		3,920,766
Valvoline Inc.	143,698		4,218,973
Westlake Corp.	27,877		2,694,312
Worthington Industries Inc.	24,239		1,152,807
			116,955,069
Media & Entertainment - 1.2%
Cable One Inc.	3,961		3,404,202
John Wiley & Sons Inc., Cl. A	34,149		1,440,746
TEGNA Inc.	181,113		3,781,639
The New York Times Company, Cl. A	134,322		3,889,965
TripAdvisor Inc.	86,431	[b]	2,041,500
World Wrestling Entertainment Inc., Cl. A	35,105		2,769,433
Ziff Davis Inc.	37,933	[b]	2,935,635
			20,263,120
Pharmaceuticals Biotechnology & Life Sciences - 3.9%
Arrowhead Pharmaceuticals Inc.	87,447	[b]	3,044,030
Azenta Inc.	60,701		2,695,124
Bruker Corp.	81,772		5,056,780
Exelixis Inc.	261,251	[b]	4,331,542
Halozyme Therapeutics Inc.	111,844	[a,b]	5,347,262
Jazz Pharmaceuticals PLC	50,882	[b]	7,316,323
Medpace Holdings Inc.	20,383	[b]	4,524,618

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 3.9% (continued)
Neurocrine Biosciences Inc.	77,636	[b]	8,937,456
Perrigo Co.	109,278		4,401,718
Repligen Corp.	41,892	[b]	7,644,871
Sotera Health Co.	83,307	[b]	573,152
Syneos Health Inc.	83,330	[b]	4,198,165
United Therapeutics Corp.	36,948	[b]	8,517,622
			66,588,663
Real Estate - 7.7%
Apartment Income REIT Corp.	125,163	[c]	4,810,014
Brixmor Property Group Inc.	243,260	[c]	5,183,871
Corporate Office Properties Trust	90,580	[c]	2,413,957
Cousins Properties Inc.	122,503	[c]	2,910,671
Douglas Emmett Inc.	142,695	[c]	2,510,005
EastGroup Properties Inc.	35,365	[c]	5,541,342
EPR Properties	62,183	[c]	2,400,264
First Industrial Realty Trust Inc.	107,210	[c]	5,106,412
Healthcare Realty Trust Inc.	308,915	[c]	6,280,242
Highwoods Properties Inc.	84,943	[c]	2,397,941
Independence Realty Trust Inc.	180,068	[c]	3,017,940
JBG SMITH Properties	79,716	[a,c]	1,568,811
Jones Lang LaSalle Inc.	38,898	[b]	6,188,283
Kilroy Realty Corp.	85,384	[c]	3,649,312
Kite Realty Group Trust	177,869	[c]	3,493,347
Lamar Advertising Co., Cl. A	70,717	[c]	6,522,229
Life Storage Inc.	68,501	[c]	7,576,896
Medical Properties Trust Inc.	486,246	[c]	5,567,517
National Retail Properties Inc.	143,773	[c]	6,042,779
National Storage Affiliates Trust	69,249	[c]	2,954,162
Omega Healthcare Investors Inc.	190,043	[c]	6,039,567
Park Hotels & Resorts Inc.	182,519	[c]	2,387,349
Pebblebrook Hotel Trust	106,708	[c]	1,711,596
Physicians Realty Trust	183,719	[c]	2,766,808
Potlatchdeltic Corp.	65,411	[c]	2,910,135
Rayonier Inc.	118,860	[c]	4,005,582
Rexford Industrial Realty Inc.	138,866	[c]	7,676,512
Sabra Health Care REIT Inc.	191,287	[c]	2,612,980
SL Green Realty Corp.	51,547	[c]	2,045,385
Spirit Realty Capital Inc.	110,677	[c]	4,297,588
STORE Capital Corp.	215,707	[c]	6,859,483
The Macerich Company	174,347	[c]	1,940,482
			131,389,462

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Retailing - 3.6%
AutoNation Inc.	31,358	[b]	3,333,669
Dick's Sporting Goods Inc.	46,195		5,255,143
Five Below Inc.	45,045	[b]	6,592,336
Foot Locker Inc.	65,187	[a]	2,066,428
GameStop Corp., Cl. A	205,172	[a,b]	5,808,419
Kohl's Corp.	103,599		3,102,790
Lithia Motors Inc.	22,345		4,427,662
Macy's Inc.	218,959		4,565,295
Murphy USA Inc.	17,440		5,485,054
Nordstrom Inc.	92,775	[a]	1,887,044
Ollie's Bargain Outlet Holdings Inc.	46,651	[b]	2,612,456
RH	16,228	[a,b]	4,120,776
The Gap Inc.	175,289	[a]	1,975,507
Victoria's Secret & Co.	67,440	[b]	2,535,744
Williams-Sonoma Inc.	55,819	[a]	6,912,067
			60,680,390
Semiconductors & Semiconductor Equipment - 3.0%
Amkor Technology Inc.	79,424		1,651,225
Cirrus Logic Inc.	45,410	[b]	3,047,919
First Solar Inc.	80,473	[b]	11,714,455
Lattice Semiconductor Corp.	111,469	[b]	5,407,361
MACOM Technology Solutions Holdings Inc.	42,322	[b]	2,449,174
MKS Instruments Inc.	46,418		3,813,239
Power Integrations Inc.	46,417		3,096,478
Semtech Corp.	50,481	[b]	1,397,819
Silicon Laboratories Inc.	27,643	[b]	3,176,734
SiTime Corp.	13,070	[b]	1,173,817
Synaptics Inc.	32,160	[b]	2,849,376
Universal Display Corp.	35,272		3,358,600
Wolfspeed Inc.	100,362	[b]	7,903,507
			51,039,704
Software & Services - 5.2%
ACI Worldwide Inc.	91,719	[b]	2,231,523
Aspen Technology Inc.	23,491	[b]	5,671,902
Blackbaud Inc.	36,026	[b]	1,970,622
Commvault Systems Inc.	37,125	[b]	2,260,541
Concentrix Corp.	34,644		4,234,536
Dynatrace Inc.	163,276	[b]	5,753,846
Envestnet Inc.	45,647	[b]	2,250,854
Euronet Worldwide Inc.	38,020	[b]	3,194,060
ExlService Holdings Inc.	26,839	[b]	4,880,672
Fair Isaac Corp.	20,499	[b]	9,815,741

Description	Shares		Value ($)
Common Stocks - 98.8% (continued)
Software & Services - 5.2% (continued)
Genpact Ltd.	137,030		6,645,955
Kyndryl Holdings Inc.	162,487	[b]	1,571,249
Manhattan Associates Inc.	50,913	[b]	6,194,585
MAXIMUS Inc.	49,145		3,030,772
NCR Corp.	111,130	[b]	2,362,624
Paylocity Holding Corp.	33,206	[b]	7,696,819
Qualys Inc.	28,340	[a,b]	4,040,150
Sabre Corp.	266,017	[a,b]	1,545,559
Teradata Corp.	83,171	[b]	2,627,372
The Western Union Company	313,141		4,230,535
WEX Inc.	35,859	[b]	5,885,896
			88,095,813
Technology Hardware & Equipment - 4.0%
Arrow Electronics Inc.	52,092	[b]	5,274,836
Avnet Inc.	76,848		3,088,521
Belden Inc.	34,977		2,435,449
Calix Inc.	46,075	[b]	3,392,963
Ciena Corp.	121,525	[a,b]	5,821,047
Cognex Corp.	140,757		6,507,196
Coherent Corp.	105,226	[b]	3,536,646
IPG Photonics Corp.	26,900	[b]	2,304,254
Jabil Inc.	111,662		7,174,283
Littelfuse Inc.	20,095		4,425,924
Lumentum Holdings Inc.	56,012	[b]	4,170,093
National Instruments Corp.	107,409	[a]	4,100,876
Novanta Inc.	28,934	[a,b]	4,091,268
TD SYNNEX Corp.	34,235		3,132,845
Viasat Inc.	62,334	[a,b]	2,553,201
Vishay Intertechnology Inc.	105,919		2,214,766
Vontier Corp.	127,209		2,429,692
Xerox Holdings Corp.	93,485		1,367,686
			68,021,546
Telecommunication Services - .6%
Frontier Communications Parent Inc.	180,971	[b]	4,238,341
Iridium Communications Inc.	103,073	[b]	5,311,352
			9,549,693
Transportation - 2.3%
Avis Budget Group Inc.	23,411	[b]	5,535,765
GXO Logistics Inc.	96,287	[b]	3,518,327
JetBlue Airways Corp.	262,893	[b]	2,113,660
Kirby Corp.	48,534	[b]	3,385,246
Knight-Swift Transportation Holdings Inc.	130,422		6,264,169

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.8% (continued)
Transportation - 2.3% (continued)
Landstar System Inc.		29,570		4,619,425
Ryder System Inc.		41,886		3,372,242
Saia Inc.		21,440	[b]	4,263,558
Werner Enterprises Inc.		48,827		1,914,018
XPO Logistics Inc.		93,385	[b]	4,831,740
				39,818,150
Utilities - 3.8%
ALLETE Inc.		45,889		2,582,174
Black Hills Corp.		52,830		3,453,497
Essential Utilities Inc.		193,591		8,560,594
Hawaiian Electric Industries Inc.		88,863		3,380,349
IDACORP Inc.		41,042		4,297,097
National Fuel Gas Co.		74,257		5,011,605
New Jersey Resources Corp.		78,045	[a]	3,483,929
NorthWestern Corp.		45,366		2,396,686
OGE Energy Corp.		162,517		5,952,998
ONE Gas Inc.		43,947		3,405,014
Ormat Technologies Inc.		36,324		3,285,506
PNM Resources Inc.		70,577		3,279,713
Portland General Electric Co.		72,444	[a]	3,255,633
Southwest Gas Holdings Inc.		49,913		3,647,143
Spire Inc.		42,612		2,974,744
UGI Corp.		169,968		6,004,969
				64,971,651
Total Common Stocks (cost $1,145,780,999)				1,682,767,091
	1-Day Yield (%)
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $30,751)	3.23	30,751	[d]	30,751

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $9,815,970)	3.23	9,815,970	[d]	9,815,970
Total Investments (cost $1,155,627,720)		99.4%		1,692,613,812
Cash and Receivables (Net)		.6%		10,479,809
Net Assets		100.0%		1,703,093,621

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $68,752,626 and the value of the collateral was $70,488,611, consisting of cash collateral of $9,815,970 and U.S. Government & Agency securities valued at $60,672,641. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Industrials	18.9
Financials	15.5
Consumer Discretionary	13.7
Information Technology	12.2
Health Care	10.2
Real Estate	7.7
Materials	6.9
Energy	4.1
Consumer Staples	4.1
Utilities	3.8
Communication Services	1.7
Investment Companies	.6
99.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	17,970,510	392,947,808	(410,887,567)	30,751	114,832
Investment of Cash Collateral for Securities Loaned - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .6%	-	158,677,562	(148,861,592)	9,815,970	624,282	††
Total - .6%	17,970,510	551,625,370	(559,749,159)	9,846,721	739,114

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's Midcap 400 E-mini	87	12/16/2022	20,750,135	21,224,520	474,385
Gross Unrealized Appreciation				474,385

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $68,752,626)—Note 1(b):
Unaffiliated issuers	1,145,780,999	1,682,767,091
Affiliated issuers	9,846,721	9,846,721
Cash		48
Receivable for investment securities sold		46,294,837
Cash collateral held by broker—Note 4		1,228,000
Dividends and securities lending income receivable		760,074
Receivable for shares of Common Stock subscribed		487,108
		1,741,383,879
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		619,946
Note payable—Note 2		26,800,000
Liability for securities on loan—Note 1(b)		9,815,970
Payable for shares of Common Stock redeemed		830,737
Directors’ fees and expenses payable		191,117
Interest payable—Note 2		19,696
Payable for futures variation margin—Note 4		12,792
		38,290,258
Net Assets ($)		1,703,093,621
Composition of Net Assets ($):
Paid-in capital		960,197,785
Total distributable earnings (loss)		742,895,836
Net Assets ($)		1,703,093,621

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	1,311,952,487	391,141,134
Shares Outstanding	42,586,237	12,740,322
Net Asset Value Per Share ($)	30.81	30.70

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	30,597,748
Affiliated issuers	114,832
Income from securities lending—Note 1(b)	624,282
Interest	10,029
Total Income	31,346,891
Expenses:
Management fee—Note 3(a)	5,115,711
Shareholder servicing costs—Note 3(b)	3,860,936
Legal fees—Note 5	411,934
Directors’ fees—Note 3(a,c)	139,700
Loan commitment fees—Note 2	42,810
Interest expense—Note 2	27,514
Total Expenses	9,598,605
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(139,700)
Net Expenses	9,458,905
Net Investment Income	21,887,986
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	251,935,728
Net realized gain (loss) on futures	(3,614,262)
Net Realized Gain (Loss)	248,321,466
Net change in unrealized appreciation (depreciation) on investments	(547,489,830)
Net change in unrealized appreciation (depreciation) on futures	323,330
Net Change in Unrealized Appreciation (Depreciation)	(547,166,500)
Net Realized and Unrealized Gain (Loss) on Investments	(298,845,034)
Net (Decrease) in Net Assets Resulting from Operations	(276,957,048)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	21,887,986	21,580,694
Net realized gain (loss) on investments	248,321,466	336,574,606
Net change in unrealized appreciation (depreciation) on investments	(547,166,500)	548,002,016
Net Increase (Decrease) in Net Assets Resulting from Operations	(276,957,048)	906,157,316
Distributions ($):
Distributions to shareholders:
Investor Shares	(234,277,446)	(171,561,929)
Class I	(83,964,467)	(64,553,175)
Total Distributions	(318,241,913)	(236,115,104)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	147,791,355	161,921,718
Class I	55,637,332	46,167,179
Distributions reinvested:
Investor Shares	228,469,601	167,504,997
Class I	50,772,323	37,016,417
Cost of shares redeemed:
Investor Shares	(430,027,882)	(485,499,143)
Class I	(183,803,248)	(173,482,413)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(131,160,519)	(246,371,245)
Total Increase (Decrease) in Net Assets	(726,359,480)	423,670,967
Net Assets ($):
Beginning of Period	2,429,453,101	2,005,782,134
End of Period	1,703,093,621	2,429,453,101
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	4,518,520	4,350,833
Shares issued for distributions reinvested	6,555,799	5,031,691
Shares redeemed	(13,184,774)	(13,120,649)
Net Increase (Decrease) in Shares Outstanding	(2,110,455)	(3,738,125)
Class Ia
Shares sold	1,682,198	1,235,853
Shares issued for distributions reinvested	1,465,290	1,117,308
Shares redeemed	(5,855,034)	(4,765,893)
Net Increase (Decrease) in Shares Outstanding	(2,707,546)	(2,412,732)

[a]

During the period ended October 31, 2022, 15,746 Class I shares representing $532,812 were exchanged for 15,683 Investor shares and during the period ended October 31, 2021, 5,672 Investor shares representing $219,440 were exchanged for 5,695 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	40.42	30.27	34.13	36.02	39.03
Investment Operations:
Net investment income[b]	.33	.31	.34	.40	.42
Net realized and unrealized gain (loss) on investments	(4.55)	13.50	(.67)	1.82	(.11)
Total from Investment Operations	(4.22)	13.81	(.33)	2.22	.31
Distributions:
Dividends from net investment income	(.33)	(.38)	(.43)	(.44)	(.35)
Dividends from net realized gain on investments	(5.06)	(3.28)	(3.10)	(3.67)	(2.97)
Total Distributions	(5.39)	(3.66)	(3.53)	(4.11)	(3.32)
Net asset value, end of period	30.81	40.42	30.27	34.13	36.02
Total Return (%)	(11.97)	48.22	(1.66)	8.48	.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.51	.52	.51	.51
Ratio of net expenses to average net assets	.52	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.01	.83	1.13	1.19	1.09
Portfolio Turnover Rate	14.80	15.42	17.90	15.37	15.73
Net Assets, end of period ($ x 1,000)	1,311,952	1,806,658	1,466,328	1,940,533	2,189,027

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	40.32	30.20	34.07	36.00	39.01
Investment Operations:
Net investment income[a]	.42	.40	.42	.48	.50
Net realized and unrealized gain (loss) on investments	(4.55)	13.46	(.67)	1.81	(.08)
Total from Investment Operations	(4.13)	13.86	(.25)	2.29	.42
Distributions:
Dividends from net investment income	(.43)	(.46)	(.52)	(.55)	(.46)
Dividends from net realized gain on investments	(5.06)	(3.28)	(3.10)	(3.67)	(2.97)
Total Distributions	(5.49)	(3.74)	(3.62)	(4.22)	(3.43)
Net asset value, end of period	30.70	40.32	30.20	34.07	36.00
Total Return (%)	(11.76)	48.61	(1.42)	8.76	.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.28	.26	.27	.26	.26
Ratio of net expenses to average net assets	.27	.25	.25	.25	.25
Ratio of net investment income to average net assets	1.27	1.09	1.40	1.46	1.31
Portfolio Turnover Rate	14.80	15.42	17.90	15.37	15.73
Net Assets, end of period ($ x 1,000)	391,141	622,795	539,454	802,852	1,114,049

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Midcap Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek to match the performance of the S&P’s MidCap 400® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

NOTES TO FINANCIAL STATEMENTS (continued)

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,682,767,091	-	-	1,682,767,091
Investment Companies	9,846,721	-	-	9,846,721
Other Financial Instruments:
Futures††	474,385	-	-	474,385

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $85,122 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,182,813, undistributed capital gains $206,109,731 and unrealized appreciation $520,603,292.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $62,480,299 and $26,861,419, and long-term capital gains $255,761,614 and $209,253,685, respectively.

During the period ended October 31, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $40,510,052 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2022 was approximately $689,315 with a related weighted average annualized interest rate of 3.99%.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, the Adviser pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of the non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board Members (including counsel fees). During the period ended October 31, 2022, fees reimbursed by the Adviser amounted to $139,700.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2022, the fund was charged $3,860,936 pursuant to the Shareholder Services Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $353,936 and Shareholder Services Plan fees of $273,760, which are offset against an expense reimbursement currently in effect in the amount of $7,750.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2022, amounted to $300,057,312 and $753,799,899, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Equity futures	19,714,092

At October 31, 2022, the cost of investments for federal income tax purposes was $1,172,010,520; accordingly, accumulated net unrealized appreciation on investments was $520,603,292, consisting of $650,318,506

NOTES TO FINANCIAL STATEMENTS (continued)

gross unrealized appreciation and $129,715,214 gross unrealized depreciation.

NOTE 5—Shareholder Demand Review:

On July 30, 2021, the fund Board received a demand letter sent on behalf of a shareholder, alleging that the fund paid excessive management fees to the Adviser and the Distributor charged excessive shareholder service fees, and demanding that the Board investigate the compensation paid by the fund to the Adviser and to the Distributor and take certain other actions. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of independent members of the Board to investigate the shareholder’s claims with the assistance of independent counsel. At the fund’s fourth quarter 2022 Board meeting, the Committee informed the Board that it had concluded its investigation, presented the findings of its investigation, and recommended that the Board reject taking any of the actions outlined in the demand letter. The Board accepted the Committee’s recommendation and voted to reject taking the actions outlined in the demand letter. As of the end of the reporting period, the fund paid $411,934 in extraordinary expense disclosed as Legal fees within the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Midcap Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Midcap Index Fund, Inc. (the “Fund”), including the statements of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 46.41% of the ordinary dividends paid during the fiscal year ended October 31, 2022 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $29,584,338 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2021 income tax returns. The fund also hereby reports $4.3518 per share as a long-term capital gain distribution and $.7075 per share as a short-term capital gain distribution paid on December 22, 2021.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Peggy C. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 33

———————

Gina D. France (64)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 23

———————

Joan Gulley (75)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

Robin A. Melvin (59)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Michael D. DiLecce (60)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 23

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Midcap Index Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: PESPX Class I: DMIDX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0113AR1022

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,853 in 2021 and $35,550 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,080 in 2021 and $7,538 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,763 in 2021 and $4,763 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $2,740 in 2021 and $6,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,112 in 2021 and $1,501 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,476,929 in 2021 and $2,189,735 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

       Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Midcap Index Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 20, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: December 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)